Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Schmitt Industries, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended November 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Michael R. Zapata and Ann M. Ferguson, Executive Chairman and President and Chief Financial Officer and Treasurer, respectively, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael R. Zapata
Michael R. Zapata
Executive Chairman and President
January 11, 2019

/s/ Ann M. Ferguson
Ann M. Ferguson
Chief Financial Officer and Treasurer
January 11, 2019